Federated Total Return Bond Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Institutional Service Shares

(Portfolio of Federated Total Return Series, Inc.)
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Supplement  to  Statement  of  Additional  Information  dated  April 7, 2003 and
January 31, 2003.

Please add the following as the second to last paragraph in the section titled "INVESTMENT STRATEGY":

The Fund may enter into derivative contracts as hedging transactions, as more fully described herein. The Fund may also use derivative contracts to implement its overall investment strategies in a more cost effective or efficient manner. For example, the Fund may purchase derivative contracts rather than an individual debt securities in order to gain exposure to a particular fixed income sector.



                                                      July 25, 2003

Cusip 31428Q820
Cusip 31428Q812
Cusip 31428Q796
Cusip 31428Q770
Cusip 31428Q101
Cusip 31428Q507

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